Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 30, 2005 by and among KITE REALTY GROUP, L.P. (the “Borrower”), KITE REALTY GROUP TRUST (the “Parent”), the Lenders party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Agent and certain other parties thereto have entered into that certain Credit Agreement dated as of August 31, 2004 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent and the Lenders desire to amend the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by adding the following definition of “Permanent Loan Estimate” to Section 1.1. in the appropriate alphabetical location:

“Permanent Loan Estimate” means, as of any date of determination and with respect to any Collateral Property, an amount equal to (a)(i) the Net Operating Income of such Collateral Property for the two most recently ended fiscal quarters of the Borrower times (ii) 2 divided by (iii) 1.30, divided by (b) the mortgage constant for a 25-year loan bearing interest at a per annum rate equal to 1.50% plus the greater of the (x) the yield on a 10 year United States Treasury Note and (y) 6.00%.

(b)           The definition of “Applicable Margin” in Section 1.1. of the Credit Agreement is amended by deleting the table contained therein and replacing it with the following:

		Applicable Margin	Applicable Margin
Level	Collateral Pool Leverage Ratio	For LIBOR Loans	For Base Rate Loans
1	Less than or equal to 60.0%	1.35%	0.35%
2	Greater than 60.0% but less than 65.0%	1.50%	0.50%
3	Greater than or equal to 65.0% but less than 70.0%	1.60%	0.60%

(c)           The definition of “Collateral Property Value” in Section 1.1. of the Credit Agreement is deleted.

(d)           The definitions of “Borrowing Base”, “Borrowing Base Certificate” and “Collateral Pool Leverage Ratio” in Section 1.1. of the Credit Agreement are restated in their entirety as follows:

“Borrowing Base” means an amount equal to the sum of the following: (a) with respect to each Collateral Property that has not initially been included in calculations of the Borrowing Base for at least two consecutive fiscal quarters of the Parent, 70.0% of the Appraised Values of all such Collateral Properties and (b) with respect to all other Collateral Properties, the lesser of (i) 70.0% of the Appraised Values of all such Collateral Properties and (ii) the Permanent Loan Estimates for all such Collateral Properties; provided, however, to the extent that amount of the Borrowing Base attributable to Collateral Properties leased by Loan Parties under Ground Leases would exceed 15.0% of the Borrowing Base, such excess shall be excluded.  Notwithstanding the foregoing, a Collateral Property shall be excluded from calculations of the Borrowing Base if (x) at any time such Property shall cease to be an Eligible Property, (y) the Agent shall cease to hold a valid and perfected first priority Lien in such Collateral Property, or (z) there shall have occurred and be continuing an event of default under the Security Deed, Assignment of Leases and Rents or other Security Document relating to such Collateral Property.  The Borrowing Base shall equal $0 if at any time (i) there are fewer than 8 Collateral Properties or (ii) the Appraised Values of the Collateral Properties is less than $130,000,000 in the aggregate.

“Borrowing Base Certificate” means a report certified by the chief financial officer of the Borrower, setting forth the calculations required to establish the Borrowing Base as of a specified date, all in form and detail satisfactory to the Agent.

“Collateral Pool Leverage Ratio” means, at any time, the ratio of (a) the aggregate principal amount of all outstanding Loans, together with the aggregate amount of all Letter of Credit Liabilities, at such time to (b) the aggregate Appraised Values at such time of all Collateral Properties then included in calculations of the Borrowing Base.

(e)           Section 4.4 of the Credit Agreement is restated in its entirety as follows:

Section 4.4  Frequency of Calculations of Borrowing Base.

Initially, the Borrowing Base shall be the amount set forth as such in the Borrowing Base Certificate delivered under Section 6.1.  Thereafter, the Borrowing Base shall be the amount set forth as such in the Borrowing Base Certificate delivered from time to time under Section 4.2.(w), 4.3.(d) or 9.4.(g).  Any increase in the Borrowing Base shall become effective as of the next determination of the Borrowing Base as provided in this Section, provided that prior to such date of determination (a) the applicable Borrowing Base Certificate substantiates such increase and (b) if at such time such Collateral Property is subject to a Security Deed, the Borrower delivers to the Agent (i) if the Property is not located in a Tie-In Jurisdiction and the increase in the Borrowing Base is attributable in whole or in part to an increase in the Appraised Value of such Collateral Property, an endorsement to the title insurance policy in favor of the Agent with respect to such Collateral Property increasing the coverage amount thereof as related to such Property to not less than 100% of the Appraised Value of such Collateral Property and (ii) if such Collateral Property is located in a Tie-In Jurisdiction, an endorsement to the title insurance policy in favor of the Agent with respect to such Property increasing the coverage amount thereof as related to such Property to not less than the Appraised Value of such Collateral Property, as well as endorsements to all other existing title insurance policies issued to the Agent with respect to all other Collateral Properties located in Tie-In Jurisdictions reflecting an increase in the aggregate insured amount under the “tie-in” endorsements to an amount equal to the aggregate amount of the Appraised Values of all such Properties (including each Collateral Property to which the increase in the Borrowing Base is attributable) but in no event in an amount in excess of the aggregate amount of the Commitments.

Section 2.  Conditions Precedent.  The effectiveness of the amendments to the Credit Agreement set forth in Section 1 hereof is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)           a counterpart of this Amendment duly executed by the Borrower, the Parent and each Lender party hereto;

(b)           the Reaffirmation of Obligations in the form of Exhibit A attached to this Amendment duly executed by each existing Guarantor;

(c)           evidence of payment of the fees payable under Section 6 below; and

(d)           such other documents, instruments and agreements as the Agent may reasonably request.

Section 3.  Representations.  The Borrower and the Parent represent and warrant to the Agent and each Lender that:

(a)           Authorization.  Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize the execution and delivery of this Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and by a duly authorized officer of the Parent and both this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and of the Parent enforceable against each of them in accordance with its respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally.

(b)           Compliance with Laws, etc.  The execution, delivery and performance of this Amendment and the other Loan Documents to which either Borrower or the Parent is a party do not and will not, by the passage of time, the giving of notice, or both:  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or the Parent; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or the Parent is a party or by which they or any of their respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by either the Borrower or the Parent other than in favor of the Agent for the benefit of the Lenders.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations.  The Borrower and the Parent hereby represent, repeat and reaffirm all representations and warranties made by them to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which they are a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Amendment Fee.  In consideration of the Lenders party hereto amending the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender executing this Amendment an amendment fee equal to $5,000 for each such Lender.

Section 7.  Expenses.  The Borrower shall reimburse the Agent and each Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent or any Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER:

KITE REALTY GROUP, L.P.

By:	Kite Realty Group Trust, its sole General Partner

By:
Name:
Title:

PARENT:

KITE REALTY GROUP TRUST

By:
Name:
Title:

[Signatures Continued on Following Page]

[Signature Page to Third Amendment for
Kite Realty Group, L.P.]

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and a Lender

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

[Signatures Continued on Following Page]

[Signature Page to Third Amendment for
Kite Realty Group, L.P.]

BANK OF MONTREAL

By:
Name:
Title:

CHEVY CHASE BANK

By:
Name:
Title:

EXHIBIT A

FORM OF REAFFIRMATION OF OBLIGATIONS

THIS REAFFIRMATION OF OBLIGATIONS dated as of June 30, 2005 (this “Reaffirmation”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Kite Realty Group, L.P. (the “Borrower”), Kite Realty Group Trust (the “Parent”), the Lenders, the Agent and the other parties thereto have entered into that certain Credit Agreement dated as of August 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of August 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Agent and the Lenders are to enter into a Third Amendment to Credit Agreement dated as of the date hereof (the “Third Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that the Guarantors execute and deliver this Reaffirmation.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Third Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Reaffirmation of Obligations as of the date and year first written above.

KITE REALTY GROUP TRUST

By:
Name:
Title:

KITE PEN, LLC
GLENDALE CENTRE, L.L.C.
KITE SILVER GLEN, LLC
KITE WASHINGTON PARKING, LLC
KITE EAGLE CREEK, LLC
KITE KING’S LAKE, LLC

By: Kite Realty Group, L.P., its sole Member

By: Kite Realty Group Trust, its sole General Partner

By:
Name:
Title:

KRG CEDAR HILL VILLAGE, LP
KRG GALLERIA PLAZA, LP

By: KRG Texas, LLC, its sole General Partner

By:
Name:
Title:

KITE SHADELAND, LLC

By:
Name:
Title:

[Signatures Continued on Following Page]

[Signature Page to Reaffirmation of Obligations for

Kite Realty Group, L.P.]

KRG HAMILTON CROSSING, LLC

By:
Name:
Title:

KITE ACWORTH, LLC

By:
Name:
Title:

NOBLESVILLE PARTNERS, LLC

By:
Name:
Title:

KRG SAN ANTONIO, LP

By: Kite San Antonio, LLC, its sole General
Partner

By:
Name:
Title:

KRG WATERFORD LAKES, LLC

By:
Name:
Title: